UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2019

Revance Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36297	77-0551645
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
7555 Gateway Boulevard, Newark, California, 94560
(Address of principal executive offices and zip code)

(510) 742-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RVNC	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On August 22, 2019, Revance Therapeutics, Inc. (the “Company”) and Mylan Ireland Ltd., a wholly-owned indirect subsidiary of Mylan N.V. (“Mylan”) entered into an amendment (the “Amendment”) to the Collaboration and License Agreement by and between the Company and Mylan, dated as of February 28, 2018 (the “Collaboration Agreement”), pursuant to which, among other things, the Company has agreed to extend the period of time for Mylan to make a decision under the Collaboration Agreement (“Continuation Decision”) as to whether to continue the development and commercialization of a biosimilar to the branded biologic product (onabotulinumtoxinA) marketed as BOTOX® beyond the initial development plan to prepare for and conduct the Biosimilar Initial Advisory Meeting (BIAM) with the U.S. Food and Drug Administration (“FDA”). In accordance with the Amendment, Mylan is required to notify the Company of the Continuation Decision on or before the later of (i) April 30, 2020 or (ii) thirty (30) calendar days from the date that the Company provides Mylan with certain deliverables, and Mylan has agreed to make a payment to the Company in the amount of $5 million incremental to the previously agreed non-refundable upfront payment of $25 million with contingent payments of up to $100 million, in the aggregate, upon the achievement of specified clinical and regulatory milestones, tiered sales milestones of up to $225 million, and royalties on sales of the biosimilar in the Mylan territories previously disclosed from the Collaboration Agreement.
The foregoing summary of the terms is qualified in its entirety by reference to the Amendment, a copy of which will be filed as an exhibit to a future amendment of this Current Report on Form 8-K or as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2019.
BOTOX® is a registered trademark of Allergan plc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 27, 2019	Revance Therapeutics, Inc.

		By:	/s/ Caryn G. McDowell
Caryn G. McDowell
Senior Vice President, General Counsel & Corporate Secretary